UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06024

Exact name of registrant as specified in charter:	Aberdeen Indonesia Fund, Inc.

Address of principal executive offices:	c/o 1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. c/o 1735 Market Street, 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	December 31

Date of reporting period:	3/31/10

Item 1: Schedule of Investments

Aberdeen Indonesia Fund, Inc.

Schedule of Investments

March 31, 2010 (unaudited)

Description	No. of Shares	Value

EQUITY OR EQUITY-LINKED SECURITIES-98.1%
Indonesia-91.9%

Automobiles-10.4%

PT Astra International Tbk^^	2,162,461	$ 9,935,392

Beverages-4.0%

PT Multi Bintang Indonesia Tbk	215,000	3,851,311

Commercial Banks-11.8%

PT Bank OCBC NISP Tbk†	72,918,960	6,330,675
PT Bank Permata Tbk^^†	36,503,000	4,980,147
		11,310,822

Construction Materials-8.0%

PT Holcim Indonesia Tbk^^†	33,793,500	7,690,167

Containers & Packaging-0.6%

PT Dynaplast Tbk	5,145,000	588,032

Distributors-4.7%

Jardine Cycle & Carriage Ltd.^^	215,000	4,510,599

Diversified Telecommunication Services-7.5%

PT Telekomunikasi Indonesia Tbk^^	8,091,560	7,211,435

Food Products-4.2%

MP Evans Group PLC^^	700,000	4,061,386

Gas Utilities-4.4%

PT Perusahaan Gas Negara^^	9,000,000	4,194,359

Household Products-10.4%

PT Unilever Indonesia Tbk^^	7,490,000	9,997,542

Machinery-4.8%

PT United Tractors Tbk^^	2,287,700	4,603,939

Metals & Mining-4.9%

PT International Nickel Indonesia Tbk^^	9,000,000	4,657,927

Multiline Retail-4.4%

PT Ramayana Lestari Sentosa Tbk^^	43,318,000	4,183,635

Personal Products-3.1%

PT Mandom Indonesia Tbk^^	3,384,500	2,938,798

Pharmaceuticals-0.4%

PT Merck Tbk	42,000	$ 341,557

Specialty Retail-5.0%

PT ACE Hardware Indonesia Tbk^^	26,764,000	4,820,045

Textiles, Apparel & Luxury Goods-0.0%

PT Sepatu Bata Tbk	9,500	31,320

Wireless Telecommunication Services-3.3%

PT Indosat Tbk^^	5,150,000	3,109,519

Total Indonesia
(Cost $45,817,557)		88,037,785
Singapore-6.2%

Commercial Banks-6.2%

Oversea-Chinese Banking Corp. Ltd.^^	470,370	2,925,102
United Overseas Bank Ltd.^^	220,000	3,016,713
		5,941,815
Total Singapore
(Cost $4,604,572)		5,941,815

TOTAL EQUITY OR EQUITY-LINKED SECURITIES
(Cost $50,422,129)		93,979,600
	Principal Amount (000's)

SHORT-TERM INVESTMENT-0.9%

United Kingdom-0.9%
JPMorgan Chase London, overnight deposit, 0.03%, 04/01/10
(Cost $922,000)	$922	922,000
TOTAL INVESTMENTS-99.0%
(Cost $51,344,129)		94,901,600

Cash and Other Assets in Excess of Liabilities-1.0%		934,951

NET ASSETS-100.0%		$ 95,836,551

†	Non-income producing security.
^^
Security was fair valued as of March 31, 2010. Security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors, under procedures established by the Board of Directors.

Security Valuation - The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the “Exchange”) on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the “Valuation Time”). Valuation Time is as of the close of regular trading of the “Exchange” (usually 4:00 pm Eastern Time). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest ask quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund’s Valuation Time, but after the close of the securities’ primary market, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. The Fund’s estimate of fair value assumes a willing buyer and a willing seller neither acting under a compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the fund or the current carrying values, and the difference could be material.

In January 2010, the Financial Accounting Standards Board released ASU 2010-06, "Improving Disclosures about Fair Value Measurements." ASU 2010-06 is effective for annual and interim reporting periods beginning after December 15, 2009.

In accordance with ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity.

Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 – quoted prices in active markets for identical investments.
Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2010 in valuing the Fund's investments carried at value:

Investments, at value	Quoted Prices in Active Markets for Identical Investments (Level 1)*	Significant Other Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)	Balance as of 03/31/2010
Automobiles	$–	$ 9,935,392	$–	$ 9,935,392
Beverages	3,851,311	–	–	3,851,311
Commercial Banks	6,330,675	10,921,962	–	17,252,637
Construction Materials	–	7,690,167	–	7,690,167
Containers & Packaging	588,032	–	–	588,032
Distributors	–	4,510,599	–	4,510,599
Diversified Telecommunication Services	–	7,211,435	–	7,211,435
Food Products	–	4,061,386	–	4,061,386
Gas Utilities	–	4,194,359	–	4,194,359
Household Products	–	9,997,542	–	9,997,542
Machinery	–	4,603,939	–	4,603,939
Metals & Mining	–	4,657,927	–	4,657,927
Multiline Retail	–	4,183,635	–	4,183,635
Personal Products	–	2,938,798	–	2,938,798
Pharmaceuticals	341,557	–	–	341,557
Specialty Retail	–	4,820,045	–	4,820,045
Textiles, Apparel & Luxury Goods	31,320	–	–	31,320
Wireless Telecommunication Services	–	3,109,519	–	3,109,519
Short-Term Investments	–	922,000	–	922,000
Total	$11,142,895	$ 83,758,705	$ –	$ 94,901,600

* At March 31, 2010, there were no significant transfers in or out of Level 1 and Level 2 fair value measurements.

For the period ended March 31, 2010, there have been no significant changes to the fair value methodologies.

Short-Term Investment - The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co., the Fund’s custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

Federal Income Tax Cost - At March 31, 2010, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $51,344,129, $44,004,869, $(447,398) and $43,557,471, respectively.

Other information regarding the Fund is available in the Fund’s most recent Report to Shareholders. This information is also available on the website of the Securities and Exchange Commission at www.sec.gov.

Recent Events - Effective March 29, 2010, the Board of Directors announced the approved name change of The Indonesia Fund, Inc. to the Aberdeen Indonesia Fund, Inc.

Item 2: Controls and Procedures

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)), were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities and Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3: Exhibits

1. The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Chile Fund, Inc.

By:          /s/ Christian Pittard__________
Christian Pittard,
President of
Aberdeen Indonesia Fund, Inc.

Date: May 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:           /s/ Christian Pittard__________
Christian Pittard,
President of
Aberdeen Indonesia Fund, Inc.

                Date: May 25, 2010

By:          /s/ Andrea Melia__________
Andrea Melia,
Treasurer of
Aberdeen Indonesia Fund, Inc.

Date: May 25, 2010